Exhibit 99.1

Initial Public Offering

Introductions Jim Cleary President and Chief Executive Officer Mary Pat Thompson Senior Vice President and Chief Financial Officer

Disclaimer/Forward-Looking Statements This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed in our S-1 Registration Statement, may cause results to differ materially from those anticipated in forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Potential investors should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

INTRODUCTION

Mission Statement MWI will be the best supplier to the veterinary profession by delivering superior value, efficiency and innovation.

Investment Highlights Favorable industry dynamics driving demand for animal health products Market leading position with national footprint and expansion opportunities Broad product portfolio and value-added services Longstanding relationships with diversified customer and vendor bases Premier sales and marketing franchise Strong and consistent financial performance driven by organic growth Experienced management team

Our Company Leading distributor of animal health products to veterinarians across U.S. 30 years of operating history Over 15,000 veterinary clinics nationwide Over 10,000 products sourced from more than 400 vendors Strong and consistent financial performance

Recent Developments May 8, 2006 – Completed acquisition of substantially all assets of Northland Veterinary Supply Successfully opened Denver warehouse in December 2005 and Orlando warehouse in June 2006 Select vendor rebate programs transitioned from annual basis to quarterly or trimester basis Continued expansion of value-added services Issuance of 908,846 shares of common stock, including the partial exercise by the underwriters in the over-allotment option of 39,281 shares in our follow-on offering completed in the fourth quarter ended September 30, 2006.  We used net proceeds of $27.3 million received from this offering to pay down our borrowings on our revolving credit facility.

INDUSTRY OVERVIEW

Attractive Industry Dynamics Large, fragmented U.S. market with favorable growth characteristics 54,000 practicing veterinarians 27,000 veterinary clinics 400 vendors Diversified customer and vendor bases Distributors play vital role Frequent, small orders Clinics avoid storing and managing inventory Importance of sales representatives Long-term relationships Product information / consultation Face-to-face contact U.S. Animal Health Product Sales 2004 U.S. Animal Health Product Sales By Segment $5.0 Billion Source: Animal Health Institute, American Veterinary Medical Association, and Company estimates ($ in billions) CAGR 4.4% $4.4 $4.7 $5.0 $4.5 2001 2002 2003 2004 Companion Animal~58%Production Animal~42%

Consists of approximately: 90 million cats 73 million dogs 7 million horses Other pets Increased spending driven by: Human-animal bond Rising numbers of households with pets Focus on animal health / preventative care Technology migration from human health to veterinary medicine Aging pet population Companion Animal Market Large market with attractive growth profile Note: Number of cats, dogs, and horses are for the U.S. only. Source: Dogs and Cats for 2004 – APPMA. 2005-2006 Pet Owner’s Survey. Horses for 2004 – US Equine Market, Brakke Consulting.

Includes cattle, swine, poultry, and other food-producing animals 97 million cattle 61 million swine Spending driven by: Economic decisions Improved productivity / yield Disease prevention Production Animal Market Significant market with volume driven by large order sales Source: USDA Agriculture statistics

Importance of Distributors Customers Vendors Single source for multiple products Timely product delivery Reduced number of vendors Inventory management Product information Consultation Cost-effective access to a fragmented market Logistics and distribution Sales and marketing support Ability to move market share Flexible selling models Distributors

Competitive Landscape Key Competitors (1) Competitive marketCompetition from both numerous vendors and distributors Competing factors include: Customer relationships Service and delivery Product selection Price e-business capabilities Industry consolidation well under way (1) Excludes vendors and other national, regional, local and specialty distributors.

COMPANY OVERVIEW

The MWI Edge: Leading National Distributor Decentralized distribution network facilitates regional market responsiveness 12 strategically located distribution centers throughout the U.S. 4 pharmacies distributing Rx products to end-users nationwide Same day shipment on 98% of orders placed(1) DO NOT DELETE: E:\Dtp 05\500 Set\545 Series\54581\CURRENT FILE\Artwork\\Artwork\Map.cdr (1) Based on dollar value of orders placed for the six months ended March 31, 2006. HEADQUARTERS AND WAREHOUSE WAREHOUSE PHARMACY

The MWI Edge: Broad Product Portfolio Over 10,000 products stocked in MWI warehouses Over 10,000 additional products available by special order Continually evaluate product portfolio to improve offerings Key products include: Pharmaceuticals, Vaccines and Parasiticides Diagnostics, Capital Equipment and Supplies Veterinary Pet Food and Nutritional Products

The MWI Edge: 2005 Product Revenue Mix 38%19%8%8%5%22%PharmaceuticalsVaccinesParasiticidesDiagnosticsCapital EquipmentOther Supplies

The MWI Edge: Expansive Vendor Network Sources products from over 400 vendors Provides cost-effective access to large and diverse customer base Serves as a principal distributor for key vendors Length of relationship with many key vendors over 10 years MWI’s size and reach have become increasingly important to its vendor base

Flexible Selling Arrangements – Agency Relationships Do not purchase and take inventory of products Upon receipt of order, transmit order to vendor, who picks, packs and ships order Receive commission payment for soliciting order Agency relationships with several leading animal health product vendors Gross billings of $103 million, generating commission revenue of $5 million in FY 2005

The MWI Edge: Strong Customer Relationships Nation’s largest private veterinary practice Customer for over 10 years Highly efficient ordering process Feeders’ Advantage Buying group of several of the largest cattle feeders in U.S. Customer for 10 years Highly efficient ordering process Corporate Clients Independent Veterinary Practices Often small, privately-held Place at least one order / week Independent veterinary practices and producers account for >80% of our product sales Loyal customer base: Over 65% of sales from accounts over 5 years old Over 79% of sales from accounts over 3 years old

The MWI Edge: Premier Sales and Marketing Franchise Sales Representatives FYE Sept 30, Dual coverage approach with frequent contact Act as business consultants Continuous training initiatives Performance driven compensation Significant industry experience Direct Marketing Over 400,000 pieces of direct marketing material distributed to over 18,700 accounts(1) Comprehensive and specialty catalogs, loyalty programs, product / vendor programs, flyers, order stuffers (1) For the 12 months ended March 31, 2006 261 69 75 79 106 82 94 111 155 93 134 151 169 190 227 2002 2003 2004 2005 2006 Telesales RepsField Sales Reps

The MWI Edge: Value-Added Services E-Commerce Platform Technology systems closely integrated with customers’ day-to-day operations E-Commerce Product Sales as a Percent of Total Sales 18% 21% 23% 2004 2005 2006 200420051H 06

The MWI Edge: Value-Added Services Value-added services increase loyalty of customer baseE-commerce platform Pharmacy fulfillment SWEEP™ Inventory management system Equipment procurement consultation Special order fulfillment Educational seminars Pet cremation

MWI Growth Strategy Expand Number of Veterinarians Served Offer Innovative, Differentiated Solutions to Veterinarians Increase Share of Wallet from Existing Customers Pursue Strategic Acquisitions Expand Agreements with Existing and New Vendors Increase Overall Productivity and Profitability

FINANCIAL OVERVIEW

Strong Growth in Revenues Total Revenues ($ in millions) FY 00-06 CAGR 20.7% FYE Sept 30, $195.6$221.4$341.7$394.3$496.7$606.2$281.2$0.0$100.0$200.0$300.0$400.0$500.0$600.0$700.02000200120022003200420052006

Strong Growth in Operating Income Operating Income FYE Sept 30 ($ in millions) ($ in millions) 2000 2001 2002 2003 2004 2005 2006 Management Fee- - $0.1$0.3$0.4$2.5$0.0Depreciation & Amortization0.80.80.91.01.11.52.0Operating Income6.47.37.210.212.615.823.405101520252000200120022003200420052006 Operating Income Depreciation & Amortization Management Fee

Balance Sheet Condensed Consolidated Balance Sheets 09/30/06  09/30/05 Assets     Cash $ 7 $ 31 Receivables, net 99,518 77,099 Inventories 85,083 68,786 Prepaid expenses and other current assets 2,651 2,011 Deferred income taxes 502 482 Total current assets 187,791 148,409   Property and equipment, net 7,053 6,919 Goodwill 31,562 29,739 Intangibles, net 2,381 1,644 Other assets, net 1,772   1,533 Total Assets $ 230,559   $ 188,244   Liabilities   Line-of-credit $ 10,559 $ 24,690 Accounts payable 82,561 69,382 Accrued expenses 6,919 6,341 Current portion of long-term debt 97   97 Total current liabilities 100,136 100,510   Deferred income taxes 505 650 Long-term debt 292 390   Stockholders' Equity 129,626 86,694   Total Liabilities and Stockholders' Equity $ 230,559   $ 188,244

Financial Highlights Consistent organic growth Stable, recurring revenue base95% consumables Minimal capital expenditure requirements Strong returns on net assets and invested capital Balance sheet provides financial flexibility

CONCLUSION

Investment Highlights Favorable industry dynamics driving demand for animal health products Market leading position with national footprint and expansion opportunities Broad product portfolio and value-added services Longstanding relationships with diversified customer and vendor bases Premier sales and marketing franchise Strong and consistent financial performance driven by organic growth Experienced management team

Initial Public Offering